Exhibit 99.2

INCENTIVE STOCK OPTION AGREEMENT

     This Incentive Stock Option Agreement (“Agreement”) is entered into effective as of «Issue_Date», by and between EchoStar Communications Corporation, a Nevada corporation (the “Company”), and «First_Name» «Last_Name» (“Employee”).

RECITAL

     WHEREAS, the Company, pursuant to its 1999 Stock Incentive Plan (the “Plan”) desires to grant this stock option to Employee, and Employee desires to accept such stock option, each under the terms and conditions set forth in this Agreement.

AGREEMENT

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1. Grant of Option

          The Company hereby grants to Employee, as of the date set forth above, the right and option (hereinafter called “the Option”) to purchase all or any part of an aggregate of «Stock_Requested» shares of the Class A Common Stock of the Company, par value $0.01 per share (the “Common Shares”), at the price of $«Price» per share (the “Option Price”), on the terms and conditions set forth herein, which price was equal to or greater than the fair market value of a Common Share on the date of grant. The Option Price is subject to adjustment as provided in this Agreement and the Plan. This Option is intended to be an incentive stock option (an “ISO”) within the meaning of the Internal Revenue Code of 1986, as amended, and regulations thereunder (the “Code”).

          Employee understands that to the extent that the aggregate fair market value (determined at the time the Option was granted) of the Common Shares with respect to which all options (that are ISOs within the meaning of the Code) are exercisable for the first time by Employee during any calendar year exceeds $100,000, in accordance with Section 422(d) of the Code, such options shall be treated as options that do not qualify as ISOs.

2. Duration and Exercisability

     (a) Subject to the terms and conditions set forth herein, this Option shall vest and may be exercised by Employee in cumulative installments as follows:

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Cumulative percentage
On or after each of	of Common Shares as to
the following dates	which Option is exercisable
<<Issue Date + 1 year>>	20%
<<Issue Date + 2 years>>	20%
<<Issue Date + 3 years>>	20%
<<Issue Date + 4 years>>	20%
<<Issue Date + 5 years>>	20%

     (b) During the lifetime of Employee, the Option shall be exercisable only by Employee and shall not be assignable or transferable by Employee, other than by will or the laws of descent and distribution. Without limiting the generality of the foregoing, this Option may not be sold, assigned, transferred or otherwise disposed of, or pledged or hypothecated in any manner (whether by operation of law or otherwise), and shall not be subject to execution, attachment or other process. Any assignment, transfer, pledge, hypothecation or other disposition of this Option or any attempt to make any such levy of execution, attachment or other process will cause this Option to terminate immediately, unless the Board (or the Committee), in its sole discretion, specifically waives applicability of this provision.

     (c) This Option shall terminate, and shall cease to be exercisable, ten (10) years after the date of this Agreement.

     (d) It is intended that this Option will qualify as an ISO pursuant to the Code. The Company assumes no responsibility for individual income taxes, penalties or interest related to grant, exercise or subsequent disposition of stock pursuant to the Option. Additionally, the Company assumes no responsibility in the event that this Option, or the tax treatment related thereto, is ultimately other than the tax treatment currently afforded for ISOs, whether such differing treatment is the result of changes in the tax laws, a disqualifying disposition by Employee, or for any other reason. Employee should consult with employee’s personal tax advisor regarding the tax ramifications, if any, which result from receipt or exercise of this Option, and subsequent disposition of Common Shares. If in the Company’s sole discretion it is necessary or appropriate to collect federal, state or local taxes in connection with the exercise of any portion of this Option, the Company shall be entitled to require the payment of such amounts as a condition to exercise.

     (e) In considering the exercise of this Option, Employee should use the same independent investment judgment that Employee would use in making other investments in corporate securities. Among other things, stock prices will fluctuate over any reasonable period of time and the price of the Common Shares may go down as well as up. No guarantees are made as to the future prospects of the Company or the Common Shares, or that any market for sale of the Common Shares will develop in the future. No representations are made by the Company except as contained in any active registration

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statement at the time of exercise of the Option on file with the United States Securities and Exchange Commission relating to the Option Plan.

3. Effect of Termination of Employment; Death or Disability; Demotion

     (a) In the event that Employee shall cease to be employed by the Company or its subsidiaries, if any, for any reason other than Employee’s serious misconduct or Employee’s death or disability (as such term is defined in Section 3(c) hereof), Employee shall have the right to exercise the Option at any time within one (1) month after such termination of employment, to the extent of the full number of Common Shares Employee was entitled to exercise under the Option on the date of termination, subject to the condition that any portion of the Option not exercised within that period shall terminate and cannot be exercised following expiration of that period, and that no portion of the Option shall be exercisable (whether vested or unvested) after the expiration of the term of the Option. Retirement, whether or not pursuant to any retirement or pension plan of the Company, shall be deemed to be a termination of employment for all purposes of this Agreement. The termination of this Option by reason of the cessation of employment shall be without prejudice to any right or remedy which the Company may have against the holder.

     (b) In the event that Employee shall cease to be employed by the Company or its subsidiaries, if any, by reason of Employee’s serious misconduct during the course of employment, including but not limited to wrongful appropriation of the Company’s funds, theft of Company property or other reasons as determined by the Company, ***, the Option shall be terminated and cannot be exercised, as of the date of the misconduct or violation. The termination of this Option by reason of the cessation of employment shall be without prejudice to any right or remedy which the Company may have against the holder.

     (c) If Employee shall die while in the employ of Company or a subsidiary, or within one (1) month after termination of employment for any reason other than serious misconduct, or if employment is terminated because Employee has become disabled (within the meaning of Code Section 22(e)(3)) while in the employ of the Company or a subsidiary, and Employee shall not have fully exercised the Option, such Option may be exercised at any time within twelve (12) months after Employee’s death or date of termination of employment for disability by Employee, personal representatives or administrators, executor or guardians of Employee, as applicable, or by any person or persons to whom the Option is transferred by will or the applicable laws of descent and distribution, to the extent of the full number of shares the Employee was entitled to purchase under the Option on the date of death, termination of employment, if earlier, or date of termination for such disability and subject to the condition that any portion of the Option not exercised within that period shall terminate and cannot be exercised following expiration of that period, and that no portion of the Option shall be exercisable after the expiration of the term of the Option.

     (d) If Employee is demoted (but remains employed) by the Company or its subsidiaries from Employee’s current level (i.e., senior executive, vice president,

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director, manager, or other level), this Option shall continue in force, until otherwise terminated, with respect to the full number of Common Shares Employee was entitled to exercise under the Option on the date of demotion, and any portion of the Option not vested or otherwise not exercisable prior to the date of demotion shall forever terminate as of the date of demotion.

4. Manner of Exercise

     (a) The Option can be exercised only by Employee or other proper party, in whole Common Shares, by delivering within the Option period written notice in person or by certified mail to the Company at its principal office in the form to be provided by the Company at the time Employee desires to exercise. All notices to the Company shall be addressed to it at its office at 9601 S. Meridian Blvd., Englewood, Colorado, 80112, Attn: Corporate Secretary, or to such other address or person as the Company may notify Employee from time to time. The notice shall be signed by the person entitled to exercise the Option and shall state, among other things, the number of Common Shares as to which the Option is being exercised, shall contain a representation and agreement as to the Employee’s investment intent with respect to the Common Shares in form satisfactory to the Company’s counsel (unless a Prospectus meeting applicable requirements of the Securities Act of 1933, as amended, is in effect for the Common Shares being purchased pursuant to exercise of this Option), and be accompanied by payment in full of the Option price for all shares designated in the notice. All notices to Employee or other person or persons then entitled to exercise this Option shall be addressed to the Employee or such other person(s) at the Employee’s address specified below, or to such other address as Employee or such person(s) may notify the Company from time to time.

     (b) Employee shall pay the Option Price for the Common Shares purchased in cash or by certified or bank cashier’s check.

     (c) Unless notified by the Company to the contrary, the Common Shares issuable on exercise of the Option shall be deemed issued on the date specified by the Company, within five (5) business days following the date that counsel for the Company determines that all requisite events to issuance of the Common Shares have been properly completed. The Company shall have no obligation to issue the Common Shares until it has confirmed to its satisfaction that all events requisite for exercise have been accomplished. Any notice of exercise shall be void and of no effect if all requisite events have not been accomplished.

     (d) The certificate or certificates for the Common Shares as to which this Option shall be exercised may be registered only in the name of the Employee (or if the Employee so requests in the notice exercising this Option, jointly in the name of the Employee and with a member of the Employee’s family, with the right of survivorship, or in the event of the death of Employee, in the name of such survivor of the Employee as the person with the right to exercise shall designate).

5. *** Protection of Confidential Information ***

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     (c) Employee further agrees to hold in a fiduciary capacity for the benefit of the Company all proprietary and confidential information, knowledge, ideas and data, including, without limitation, customer lists and the Company’s products, processes and programs (“Confidential Information”), relating in any way to the present or future business or activities of the Company for as long as such Confidential Information remains confidential. All such Confidential Information, together with all copies thereof and notes and other references thereto, shall remain the sole property of the Company. Employee acknowledges that all Confidential Information is essential to the Company’s present and future business and activities, and is therefore deemed trade secrets and is considered proprietary to, and treated as confidential by, the Company. This obligation of confidentiality is intended to supplement, and is not intended to supersede or limit, the obligations of confidentiality Employee has to the Company by agreement, law or otherwise. If any court of competent jurisdiction shall determine that the foregoing covenants are invalid in any respect, the parties hereto agree that any court so holding may limit such covenant in time, in area or in any other manner which the court determines such that the covenant shall be enforceable against Employee. Employee acknowledges that the remedy at law for any breach of the foregoing covenants will be inadequate, and that the Company shall be entitled, in addition to any remedy at law, to preliminary and permanent injunctive relief.

6. Settlement of Disputes

     (a) In consideration of the rights, terms and conditions of this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Employee and Company agree that any claim, controversy and/or dispute between them, arising out of and/or in any way related to (1) Employee’s application for employment, employment and/or termination of employment (collectively “employment-related disputes”) and/or (2) this Agreement (Option disputes), whenever and wherever brought, shall be resolved by arbitration. The Employee agrees that this agreement to arbitrate is governed by the Federal Arbitration Act, 9 U.S.C. §§ 1 et seq., and is fully enforceable. For purposes of this paragraph only, Company shall be defined to include its direct and indirect subsidiaries, and to the employees, shareholders, officers, and directors of any of the foregoing entities.

     (b) For employment-related disputes, the Company agrees to pay all the arbitrator’s and arbitration fees and expenses until otherwise ordered by the arbitrator, except that Company shall not be responsible for the Employee’s legal fees and costs, unless awarded to the Employee by the arbitrator. The arbitration shall be governed by the substantive law of the State of Colorado, without giving effect to choice of law principles. A single arbitrator engaged in the practice of law from the American Arbitration Association (“AAA”) shall conduct the arbitration of employment-related disputes under the then current procedures of the AAA’s National Rules for the Resolution of Employment Disputes (“Rules”). A single arbitrator engaged in the practice of law from the American Arbitration Association (“AAA”) shall conduct the arbitration of Option disputes under the then current procedures of the AAA’s Commercial Dispute Resolution Procedures (“Procedures”). Regardless of what the

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above-mentioned Procedures and Rules state, all arbitration proceedings, including but not limited to hearings, discovery, settlements, and awards shall be confidential and the arbitration and any hearings shall be held in the City and County of Denver, Colorado. The arbitrator’s decision shall be final and binding, and judgment upon the arbitrator’s decision and/or award may be entered in any court of competent jurisdiction.

     (c) The prevailing party in any arbitration of common law claims pursuant to this agreement to arbitrate shall be entitled to its, his, or her reasonable attorneys’ fees and to reimbursement of costs of arbitrator’s fees and arbitration expenses. Nothing in this Agreement shall require Employee to reimburse Company for its attorneys’ fees and costs, including arbitration fees and costs, incurred when Company prevails in defense of any statutory claim of unlawful discrimination, unless said claim brought by Employee is frivolous, unreasonable or without foundation, or Employee continues to prosecute a claim after the claim became frivolous, unreasonable or without foundation. In the event either party hereto files a judicial or administrative action asserting claims subject to this arbitration provision, and the other party successfully stays such action and/or compels arbitration of the claims made in such an action, the party filing the administrative or judicial action shall pay the other party’s reasonable attorneys’ fees and costs incurred in obtaining a stay and/or compelling arbitration.

     (d) Notwithstanding the foregoing, this agreement to arbitrate all employment-related claims shall not apply to Employee claims for statutory unemployment compensation benefits, statutory worker’s compensation benefits, and claims for benefits from a Company-sponsored “employee benefit plan,” as that term is defined in 29 U.S.C. §1002(3). Further, and notwithstanding the foregoing, Company shall have the right to seek any temporary restraining orders, preliminary and/or permanent injunctions in a court of competent jurisdiction based on Company’s claims that the Employee is violating Company’s rights regarding *** (2) intellectual property, including but not limited to copyrights, patent rights, trade secrets, know-how and/or (3) confidential information.

(e) If any provision of this agreement to arbitrate is declared by any court of competent jurisdiction to be invalid for any reason, the remaining provisions of this agreement to arbitrate shall be fully enforceable to the maximum extent permitted by law. This Agreement supersedes and renders void any prior agreement(s) to arbitrate between Employee and Company, and there are no agreements, verbal or written or otherwise, between the parties hereto regarding arbitration of employment-related disputes and Option disputes other than as expressly set forth in this Agreement. Other than as set forth above regarding venue, governing law and the confidential nature of proceedings, in the event of a conflict between the AAA Rules and/or Procedures, and this Agreement, the terms of the applicable Procedures and Rules shall control.

     (f) THE RIGHT TO A TRIAL, TO A TRIAL BY JURY, AND TO COMMON LAW CLAIMS FOR PUNITIVE AND/OR EXEMPLARY DAMAGES ARE OF VALUE AND ARE WAIVED PURSUANT TO THIS AGREEMENT. Other than potential rights to a trial, a jury trial, and common law claims for punitive and/or exemplary damages, nothing

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in this agreement to arbitrate limits any statutory remedy to which the Employee may be entitled under law.

     (g) The parties acknowledge that this agreement shall not alter the at-will nature of their employment relationship MEANING THAT YOU MAY TERMINATE YOUR EMPLOYMENT WITH THE COMPANY AT ANY TIME WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE, AND THE COMPANY RESERVES THE SAME RIGHTS TO TERMINATE YOUR EMPLOYMENT.

7. Miscellaneous

     (a) This Option is issued pursuant to the Plan and is subject to its terms. The terms of the Plan are available for inspection during normal business hours at the principal offices of the Company.

     (b) This Agreement shall not confer on Employee any right with respect to continuance of employment by the Company or any of its subsidiaries, nor will it interfere in any way with the right of the Company to terminate such employment or to demote Employee at any time for any reason. Employee shall have none of the rights of a shareholder with respect to shares subject to this Option until such shares shall have been issued to Employee upon exercise of this Option.

     (c) The exercise of all or any parts of this Option shall only be effective at such time that the issuance and sale of Common Shares prior or pursuant to such exercise will not violate any state or federal securities or other laws.

     (d) If there shall be any change in the Common Shares of the Company through merger, consolidation, reorganization, recapitalization, dividend in the form of stock (of whatever amount), stock split or other change in the corporate structure of the Company, and all or any portion of the Option shall then be exercised and not yet expired, then appropriate adjustments shall be made by the Company, as determined in the sole discretion of the Board, or the Committee at its discretion, in order to prevent dilution or enlargement of Employee’s rights under this Option. Such adjustments shall include, where appropriate, changes in the number of shares of Common Shares and the price per share subject to the outstanding Option. Notwithstanding the above, in no event shall action be taken which would modify the treatment of this Option under the Code without the agreement of the Company and the Employee.

     (e) The Company shall at all times during the term of this Option reserve and keep available such number of shares as will be sufficient to satisfy the requirements of this Agreement. If the Company in its sole discretion so elects, it may register the Common Shares purchasable upon the exercise of this Option under the Securities Act of 1933, as amended (the “Securities Act”), and on any securities exchange. In the absence of such election, the Employee understands that neither this Option nor the Common Shares subject thereto and issuable upon the exercise thereof will be registered under the Securities Act, or tradeable on any securities exchange, and the Employee represents that this Option is being acquired, and that such Common Shares

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which will be acquired pursuant to the exercise of this Option will be acquired, by the Employee for investment and not with a view to distribution thereof.

In the absence of an effective Prospectus meeting the requirements of the Securities Act, upon any sale or transfer of the Common Stock purchased upon the exercise of this Option, the Employee shall deliver to the Company an opinion of counsel satisfactory to the Company to the effect that the sale or transfer of the Common Shares does not violate any provision of the Securities Act or the Securities Exchange Act of 1934, as amended, and the certificates for the Common Shares purchased may bear, in that event, the following legend:

“The shares represented by this Certificate have not been registered under the Securities Act of 1933, as amended (the “Act”), or state securities laws, and are “restricted securities” as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act and compliance with any applicable state securities laws, or pursuant to an exemption therefrom, the availability of which must be established to the satisfaction of the Company.”

     (f) If Employee shall dispose of any of the Common Shares of the Company acquired by Employee pursuant to the exercise of this Option within two (2) years from the date this Option was granted or within one (1) year after the transfer of any such shares to Employee upon exercise of this Option, then, in order to provide the Company with the opportunity to claim the benefit of any income tax deduction which may be available to it under the circumstances, Employee shall promptly notify the Company of the dates of acquisition and disposition of such shares, the number of shares so disposed of, and the consideration, if any, received for such shares. In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to insure: (i) notice to the Company of any disposition of the Common Shares of the Company within the time periods described above; and (ii) that, if necessary, all applicable federal or state payroll, withholding, income or other taxes are withheld or collected from Employee.

     (g) The holder of this Option will not have any right to dividends or any other right of a shareholder with respect to the Common Shares subject to this Option until such Common Shares shall have been issued to the Employee, upon the exercise of this Option and the consummation of the purchase of such Common Shares (as evidenced by the records of the transfer agent of the Company).

     (h) Employee agrees to treat with confidentiality the existence, terms and conditions of this Option, and agrees that failure to do so may result in immediate termination of this Option.

     (i) This Agreement sets forth the entire, final and complete understanding between the parties hereto relevant to the subject matter of this Agreement, and it supersedes and replaces all previous understandings or agreements, written, oral, or

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implied, relevant to the subject matter of this Agreement made or existing before the date of this Agreement. Except as expressly provided by this Agreement, no waiver or modification of any of the terms or conditions of this Agreement shall be effective unless in writing and signed by both parties. The failure of any party to insist upon strict performance of any provision of this Agreement shall not be construed as a waiver of any subsequent breach of the same or similar nature.

     (j) The parties agree that each provision of this Agreement shall be construed as separable and divisible from every other provision and that the enforceability of any one provision shall not limit the enforceability, in whole or in part, of any other provision hereof. In the event that a court of competent jurisdiction determines that any term or provision herein, or the application thereof to any person, entity, or circumstance, shall to any extent be invalid or unenforceable, the remaining terms and provisions of this Agreement shall not be affected thereby, and shall be interpreted as if the invalid term or provision were not a part hereof. Any provision of this Agreement which logically would be expected to survive termination or expiration, shall survive for a reasonable time period under the circumstances, whether or not specifically provided in this Agreement.

     (k) In the event the Company provides Employee (or anyone acting on behalf of Employee) with summary or other information concerning, including, or otherwise relating to Employee’s rights or benefits under this Agreement (including without limitation the Option, and any vesting thereof), such summary or other information shall in all cases be qualified in its entirety by this Agreement and, unless it explicitly states otherwise and is signed by an officer of the Company, shall not constitute an amendment or other modification hereto.

     IN WITNESS WHEREOF, the parties hereto have signed this Incentive Stock Option Agreement to be effective as of the date first written above.

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ECHOSTAR COMMUNICATIONS CORPORATION

By:
Charles W. Ergen, Chief Executive Officer

EMPLOYEE — «First_Name» «Last_Name»

Signature of Employee

Street Address

City State Zip Code

Social Security Number

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INCENTIVE STOCK OPTION PLAN

Explanation of Beneficiary Designation

The Incentive Stock Option Plan provides that although an option is exercisable during the optionee’s lifetime only by him or her, an option may be exercised after the death of any optionee (if it has not otherwise terminated or been exercised in full) by the person whom the optionee shall have designated as Beneficiary or, if no designation has been made, by the person to whom the optionee’s rights shall have passed by Will or the laws of descent and distribution. (Note: An option is not otherwise assignable or transferable.)

The right to designate Beneficiaries could provide certain advantages including avoidance of probate (and attendant costs) with respect to the option. Since the individual circumstances of each optionee differ, however, and since the Company cannot warrant the validity or effect of such a designation of Beneficiary, it is recommended that you consult your personal tax advisor before making any decision, particularly if you propose to designate a trust as Beneficiary.

Please indicate your decision on both copies of the accompanying Stock Option Agreement, date, sign, and return one copy as soon as possible. Please note that your decision thereon will apply only to the Optioned Shares evidenced by the accompanying Stock Option Agreement and only until you exercise the option as to those shares. It does not apply to any future option since a separate election is made with each option that may be granted; nor will it apply to any shares as to which you exercise the option. If you wish to change a Beneficiary on any option, please let us know.

If you elect to designate a Beneficiary or Beneficiaries, insert their name or names where indicated in accordance with the instructions.

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INSTRUCTIONS FOR DESIGNATION OF BENEFICIARY (STOCK OPTIONS)

If more than one Beneficiary is designated, the Beneficiaries will share equally unless otherwise indicated.

When two or more Beneficiaries are designated, and they are not to share equally, show the percentages each Beneficiary is to receive.

If a married woman is designated show her full given name — for example: Mary J. Doe, not Mrs. John H. Doe.

If a trust company is designated, the designation should be expressed as follows: “First Trust Company of Hartford, Conn., as trustee under trust Agreement dated January 1, 1999.”

If you wish to designate both a primary Beneficiary and a contingent Beneficiary in the event the primary Beneficiary is not living at the time of your death, wording similar to that shown in the following examples should be used; the word “Contingent” or any similar expression should not be used in Beneficiary designations.

For one Beneficiary, with surviving unnamed children as contingent Beneficiaries.	“Mary J. Doe, wife, if she survives me, otherwise to my surviving children.”

For one Beneficiary, with two named contingent Beneficiaries.	“Mary J. Doe, wife, if she survives me, otherwise John H. and Elizabeth J. Doe, parents, equally or the survivor.”

For two Beneficiaries, with surviving unnamed children as contingent Beneficiaries.	“John J. and Elizabeth J. Doe, parents, equally or the survivor, but if neither survives me, to my surviving children.”

Note: The relationship should always be shown after the name of the Beneficiary.

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DESIGNATION OF BENEFICIARY

Check One Complete As Applicable and Sign

I do not wish to designate a Beneficiary at this time; it is my desire that any right to exercise this option after my death pass by my Will or the laws of descent and distribution to my Successor(s)

In the event of my death it is my desire that any right to exercise this option pass to the following Beneficiary(ies):

Name                Relationship                Address

(If more than one Beneficiary is named, the Beneficiaries shall share equally in the rights unless otherwise stated above.)

Unless otherwise expressly provided, if any Beneficiary above-designated predeceases Optionee, any rights shall pass equally to the remaining designated Beneficiary(ies), if any, who survive the Optionee, but if no designated Beneficiary survives Optionee, any rights shall pass to Optionee’s estate.

Optionee may change the above designation(s) by filing written notice with the Company.

The designation herein is subject to all the terms and conditions of the Plan and all applicable laws, rules and regulations. In addition, the Company may require an indemnity and/or other assurances from the Beneficiary(ies) or Successor(s) in connection with the exercise of any rights by such Beneficiary(ies) or Successor(s) under this option.

Date	Signature of Optionee

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